Exhibit 10.5

THE SCOTTS MIRACLE-GRO COMPANY, as Issuer
THE GUARANTORS PARTY HERETO, as Guarantors
AND
U.S. BANK NATIONAL ASSOCIATION,
as Trustee

_________________
6.000% Senior Notes due 2023

SECOND SUPPLEMENTAL INDENTURE DATED AS OF
July 17, 2018
TO THE INDENTURE DATED AS OF
October 13, 2015
_________________

SECOND SUPPLEMENTAL INDENTURE
This SECOND SUPPLEMENTAL INDENTURE, dated as of July 17, 2018 (this “Second Supplemental Indenture”), is by and among The Scotts Miracle-Gro Company, an Ohio corporation (such corporation and any successor, the “Company”), the existing Guarantors (as defined in the Indenture referred to herein) (the “Existing Guarantors”), SMG ITO Holdings, Inc., an Ohio corporation (“New Guarantor”), and U.S. Bank National Association, a national banking association, as trustee under the Indenture referred to herein (such corporation and any successor, the “Trustee”). The New Guarantor and the Existing Guarantors are sometimes referred to collectively herein as the “Guarantors,” or individually as a “Guarantor.” Capitalized terms not otherwise defined in this Second Supplemental Indenture will have the meanings given to them in the Indenture (as defined below).
WITNESSETH:
WHEREAS, the Company, the Existing Guarantors and the Trustee are parties to an indenture, dated as of October 13, 2015, as supplemented by the First Supplemental Indenture dated as of May 26, 2016, by and among the Company, the subsidiary guarantors named therein and the Trustee (as so supplemented, the “Indenture”), relating to the Company’s 6.000% Senior Notes due 2023 (the “Securities”);
WHEREAS, pursuant to Section 9.01(5) of the Indenture, without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more supplemental indentures, in form satisfactory to the Trustee, to add any Person as a Guarantor; and
WHEREAS, all conditions precedent provided for in the Indenture relating to this Second Supplemental Indenture have been complied with.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantor, the Existing Guarantors, the Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:
1.Definitions. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
2.    Joinder of New Guarantor. The New Guarantor hereby joins in the Indenture as a “Guarantor” thereunder. The New Guarantor hereby assumes the duties and obligations of Guarantors under the Indenture. The New Guarantor agrees to keep and perform all of the covenants, obligations and conditions of Guarantors under the Indenture, on the terms and subject to the conditions set forth in Article X of the Indenture, and to be bound by all other applicable provisions of the Indenture. Upon request from time to time by the Trustee, the New Guarantor shall execute and deliver to the Trustee a notation relating to the New Guarantor’s Guarantee, substantially in the form attached as Exhibit E to the Indenture.

3.    Effect of Second Supplemental Indenture. Except as amended by this Second Supplemental Indenture, the terms and provisions of the Indenture shall remain in full force and effect.
4.    Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SECOND SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
5.    Counterparts. The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. This Second Supplemental Indenture may be executed in multiple counterparts which, when taken together, shall constitute one instrument.
6.    Effect of Headings. The section headings herein are for convenience only and shall not affect the construction hereof.
7.    Trustee. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Second Supplemental Indenture. This Second Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed and delivered all as of the day and year first above written.

COMPANY: THE SCOTTS MIRACLE-GRO COMPANY By: /s/ THOMAS RANDAL COLEMAN Name: Thomas Randal Coleman Title: Executive Vice President and Chief Financial Officer

NEW GUARANTOR: SMG ITO HOLDINGS, INC. By: /s/ KELLY S. BERRY Name: Kelly S. Berry Title: Vice President and Treasurer

EXISTING GUARANTORS:

GUTWEIN & CO., INC.
HYPONEX CORPORATION
MIRACLE-GRO LAWN PRODUCTS, INC.
ROD MCLELLAN COMPANY
SANFORD SCIENTIFIC, INC.
SCOTTS TEMECULA OPERATIONS, LLC
SCOTTS MANUFACTURING COMPANY
SCOTTS PRODUCTS CO.
SCOTTS PROFESSIONAL PRODUCTS CO.
SLS HOLDINGS, INC
SMG GROWING MEDIA, INC.
SMGM LLC
THE SCOTTS COMPANY LLC

By:   /s/ THOMAS RANDAL COLEMAN
Name: Thomas Randal Coleman
Title: Executive Vice President and Chief Financial Officer

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HAWTHORNE HYDROPONICS LLC THE HAWTHORNE GARDENING COMPANY HGCI, INC. By: /s/ CHRISTOPHER J. HAGEDORN Name: Christopher J. Hagedorn Title: President

OMS INVESTMENTS, INC. SWISS FARMS PRODUCTS, INC. SCOTTS-SIERRA INVESTMENTS LLC By: /s/ AIMEE M. DELUCA Name: Aimee M. DeLuca Title: President and Chief Executive Officer

GENSOURCE, INC. By: /s/ KELLY S. BERRY Name: Kelly S. Berry Title: Treasurer

TRUSTEE: U.S. BANK NATIONAL ASSOCIATION By: /s/ KATHERINE ESBER Name: Katherine Esber Title: Vice President

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